U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 31, 2001

                                  RAQUEL, INC.
                (formerly known as Colecciones de Raquel, Inc.)
       (Exact name of small business issuer as specified in its charter)

       Nevada                         0-24798                  93-1123005
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

           269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
                    (Address of principal executive offices)

                                 (310) 274-0086
                        (Registrant's telephone number)

                            Current Report: Form 8-K

Item 2.         Acquisition of Assets

On September 5, 2001, Raquel, Inc., acquired "Think Blots" greeting cards. Raquel Zepeda, creator of the line, and CEO of Raquel, Inc.; agreed to the terms in the attached Agreement, attached hereto as Exhibit "A." The acquisition includes intellectual property such as copyrights,

Exhibits

AGREEMENT
MINUTES OF SPECIAL MEETING

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                RAQUEL, INC.
                                                (Registrant)

Dated: August 31, 2001              By:  /s/
                                        --------------------------------------
                                        Raquel Zepeda, Chief Financial Officer